FIFTH AMENDMENT TO FORBEARANCE AGREEMENT
AND FOURTH AMENDMENT TO POST-CONFIRMATION
LOAN AND SECURITY AGREEMENT

        THIS FIFTH AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO POST-CONFIRMATION LOAN AND SECURITY AGREEMENT (the "Agreement") is made and entered into as of this 14th day of March, 2001, among THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation in its capacity as Agent and Lender ("Agent"), each of the financial institutions party to the Loan Agreement (each is referred to herein as a "Lender" and collectively as the "Lenders"), TRISM, INC., a Delaware corporation ("Trism"), TRISM SECURED TRANSPORTATION, INC., a Delaware corporation ("Trism Secured"), TRI-STATE MOTOR TRANSIT CO., a Delaware corporation ("TSMT"), DIABLO SYSTEMS INCORPORATED D/B/A DIABLO TRANSPORTATION, INC., a California corporation ("Diablo"), TRISM EASTERN, INC. D/B/A C.I. WHITTEN TRANSFER, a Delaware corporation ("CI Whitten"), TRISM HEAVY HAUL, INC., a Delaware corporation ("Heavy Haul"), TRISM SPECIALIZED CARRIERS, INC., a Georgia corporation ("Specialized"), TRISM SPECIAL SERVICES, INC., a Georgia corporation ("Special Services"), TRISM LOGISTICS, INC., a Delaware corporation ("Logistics"), TRISM EQUIPMENT, INC., a Delaware corporation ("TEI") (each of Trism, Trism Secured, TSMT, Diablo, CI Whitten, Heavy Haul, Specialized, Special Services, Logistics and TEI is herein referred to individually as a "Borrower" and collectively as the "Borrowers"), AERO BODY AND TRUCK EQUIPMENT, INC., a Delaware corporation ("Aero Body"), E.L. POWELL & SONS TRUCKING CO., INC., an Oklahoma corporation ("EL Powell"), TRISM TRANSPORT, INC., a Delaware corporation ("Transport"), and TRISM TRANSPORT SERVICES, INC. ("Transport Services") (each of Aero Body, EL Powell, Transport and Transport Services is individually referred to herein as a "Guarantor" and collectively as the "Guarantors").

W I T N E S S E T H:

        WHEREAS, Borrowers, Agent and Lenders are party to that certain Post-Confirmation Loan and Security Agreement, dated February 9, 2000 (as the same has been amended from time to time, the "Loan Agreement");

        WHEREAS, Borrowers, Agent and Lenders desire to amend the Loan Agreement as set forth herein; and

        WHEREAS, Borrowers, Guarantors, Agent and Lenders are party to that certain Forbearance Agreement, dated as of November 8, 2000 (as the same has been amended from time to time, the " Forbearance Agreement;" all capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Forbearance Agreement); and

        WHEREAS, Agent, Lenders, Borrowers and Guarantors desire to amend the Forbearance Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

    Amendments to Loan Agreement and Forbearance Agreement.

      Amendments to Loan Agreement. Section 1.1 of Article 1 of the Loan Agreement is hereby amended by deleting therefrom the definition of "Initial Anniversary Date" in its entirety and inserting the following in lieu thereof:

      "Initial Anniversary Date" shall mean March 30, 2001.

      Amendments to Forbearance Agreement. Paragraph 2 of the Forbearance Agreement is hereby amended by deleting therefrom the reference to the date "March 14, 2001" and inserting in lieu thereof the date "March 30, 2001."

    Representations, Warranties, Covenants and Acknowledgments. To induce Agent and Lenders to enter into this Agreement:

      Each Borrower and Guarantor does hereby represent and warrant that (i) as of the date hereof, all of the representations and warranties made or deemed to be made under the Forbearance Agreement and the other Loan Documents are true and correct, (ii) as of the date hereof, after giving effect to the terms hereof, there exists no (A) default or breach of the Forbearance Agreement or (B) Default or Event of Default under the Loan Agreement or any of the Loan Documents, other than any Default or Event of Default which may arise from the failure of Borrowers to pay, during the Forbearance Period, certain interest payments with respect to the Senior Notes (as defined below), (iii) such Borrower and Guarantor has the power and is duly authorized to enter into, deliver and perform this Agreement, and (iv) this Agreement and each of the Forbearance Agreement and the other Loan Documents is the legal, valid and binding obligation of the such Borrower and Guarantor enforceable against it in accordance with its terms; and

      Each Borrower and Guarantor does hereby reaffirm each of the agreements, covenants, and undertakings set forth in the Forbearance Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto as if such Borrower or Guarantor were making said agreements, covenants and undertakings on the date hereof; and

      Each Borrower and Guarantor does hereby acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of any Borrower or Guarantor against Agent or any Lender exists arising out of or with respect to (i) the Secured Obligations, this Agreement, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing or (iii) the administration or funding of the Revolving Credit Loans;

      Each Borrower and Guarantor does hereby acknowledge and agree that any and all references to the Loan Agreement herein or in the Forbearance Agreement shall mean and refer to the Loan Agreement, as amended by (i) that certain First Amendment to Post-Confirmation Loan and Security Agreement, dated August 31, 2000, (ii) that certain Second Amendment to Post-Confirmation Loan and Security Agreement, dated January 26, 2001, (iii) that certain Third Amendment to Post-Confirmation Loan and Security Agreement, dated February 28, 2001, and (iv) that certain Fourth Amendment to Post-Confirmation Loan and Security Agreement, as contained herein; and

      Each of Borrowers and Guarantors hereby acknowledge and agree that no payment of any type or nature whatsoever will be made with respect to Borrowers' 12% Senior Subordinated Notes, due 2005 (collectively, the "Senior Notes"), during the Forbearance Period; and

      Each of Borrowers and Guarantors hereby acknowledge and agree that neither Agent nor any Lender shall have any obligation of any nature whatsoever (nor shall any Borrower or Guarantor claim any such obligation exists) to continue to provide financial accommodations to any Borrower or Guarantor other than in strict accordance with this the Forbearance Agreement, the Loan Agreement and the other Loan Documents (as modified herein) during the Forbearance Period.

    Releases; Indemnities.

      In further consideration of Agent's and each Lender's execution of this Agreement, each Borrower and each Guarantor, individually and on behalf of its successors (including, without limitation, any trustees acting on behalf of such Borrower or Guarantor and any debtor-in-possession with respect to such Borrower or Guarantor), assigns, subsidiaries and Affiliates, hereby forever releases Agent and each Lender and their respective successors, assigns, parents, subsidiaries, Affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, matured or unmatured, fixed or contingent (collectively, "Claims") that such Borrower or Guarantor may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take in connection with the Forbearance Agreement or other Loan Documents prior to the date this Agreement was executed including without limitation with respect to the Secured Obligations, any Collateral, the Loan Agreement, the Forbearance Agreement, any other Loan Document and any third parties liable in whole or in part for the Secured Obligations. This provision shall survive and continue in full force and effect whether or not such Borrower or Guarantor shall satisfy all other provisions of this Agreement, the Forbearance Agreement, the Loan Documents or the Loan Agreement including payment in full of all Secured Obligations.

      Each Borrower hereby agrees that its obligation to indemnify and hold the Releasees harmless as set forth in Section 3(A) above shall include an obligation to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of such Borrower or Guarantor any subsidiary or Affiliate of such Borrower, such Guarantor whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Agreement or any other document executed in connection herewith. The foregoing indemnity shall survive the payment in full of the Secured Obligations and the termination of this Agreement, the Forbearance Agreement, the Loan Agreement and the other Loan Documents

    Conditions Precedent. The effectiveness of this Agreement is subject to the following conditions precedent:

      Delivery of Documents. Borrowers and Guarantors shall have delivered to Agent, on behalf of Lenders, all in form and substance acceptable to Agent in its sole discretion, (i) executed counterpart originals of this Agreement, and (ii) such other documentation as Agent may reasonably require in connection herewith; and

      Accuracy of Representations and Warranties. All of the representations and warranties made or deemed to be made in this Agreement and under the Forbearance Agreement and the other Loan Documents shall be true and correct as of the date of this Agreement, except such representations and warranties which, by their terms, are applicable to a prior specific date or period; and

      Expenses. Borrowers and Guarantors shall have agreed to jointly and severally pay to Agent the costs and expenses referred to in Section 7 hereof; and

      Fees. Borrowers and Guarantors shall have paid to Agent, for the ratable benefit of Lenders, an amendment fee in an amount equal to $50,000.00, which amendment fee shall be deemed fully earned as of the date hereof.

    Certain Additional Matters. Borrowers and Guarantors have advised Lenders that Borrowers believe the possibility exists that certain Borrowers, Guarantors or their affiliates may elect to file Chapter 11 petitions for relief under the U.S. Bankruptcy Code and, as such, Borrowers are undertaking certain preliminary plans in the event such contingencies arise. In connection with such planning, Borrowers have asked Agent and Lenders to consider their interest in providing to the Borrowers and such other entities a senior secured superpriority debtor in possession revolving credit facility (a "Potential DIP Facility"). Agent and Lenders are willing to undertake certain preliminary due diligence (including, at the direction of Borrowers, the drafting of certain documents) with regard to a Potential DIP Facility (the "Evaluation Matters ") upon Borrowers agreeing to fully reimburse Agent for all out-of-pocket expenses incurred in connection with all such Evaluation Matters. In furtherance of such Evaluation Matters, and regardless of whether the Potential DIP Facility is considered, committed to, approved or closes, each Borrower and Guarantor, jointly and severally, agrees to pay upon demand to Agent all out-of-pocket expenses (including all reasonable legal, environmental, and other consultant costs and fees) of Agent and Lenders incurred in connection with the Evaluation Matters (the "Covered Evaluation Costs"). Borrowers authorize Agent to charge the foregoing Covered Evaluation Costs to the Borrowers' loan account by increasing the principal amount of the Revolving Credit Loans by the amount of such expenses owed by Borrowers in connection herewith. In addition, Borrowers and Guarantors hereby, jointly and severally, agree to indemnify and hold Agent, Lenders, their respective affiliates, and each such parties respective directors, officers, employees, and representatives of any of them harmless from and against all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including, but not limited to, attorneys' fees) of any kind which may be incurred by, or asserted against, any such person in connection with, or arising out of, any Evaluation Matter in the same manner as indemnified claims under the Loan Agreement. Each Borrower and Guarantor acknowledge and agrees that all of the obligations under this Section 5 shall constitute Secured Obligations under the Loan Agreement.

    Effect of this Agreement; Relationship of Parties. As expressly amended hereby, the Forbearance Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and Guarantors to Agent and Lenders. The relationship of Agent and Lenders, on the one hand, and Borrowers and Guarantors, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.

    Expenses. Borrowers and Guarantors agree to jointly and severally pay on demand all reasonable costs and expenses of Agent and Lenders in connection with the preparation, execution, delivery and enforcement of this Agreement and all other documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to Agent and Lenders. Borrowers authorize Agent to charge the foregoing expenses to the Borrowers' loan account by increasing the principal amount of the Revolving Credit Loans by the amount of such expenses owed by Borrowers in connection herewith.

    Miscellaneous. Borrowers and Guarantors agree to take such further action as Agent or any Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Forbearance Agreement. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof, except the agreements embodied in the Forbearance Agreement, the Loan Agreement and the other Loan documents (as modified herein). Time is of the essence of this Agreement and of the Forbearance Agreement and the Loan Agreement.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, Borrowers, Guarantors, Lenders and Agent have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

TRISM, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

TRISM SECURED TRANSPORTATION, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

TRI-STATE MOTOR TRANSIT CO.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

DIABLO SYSTEMS INCORPORATED, D/B/A
DIABLO TRANSPORTATION, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

TRISM EASTERN, INC., D/B/A C. I. WHITTEN TRANSFER

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

TRISM HEAVY HAUL, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

TRISM SPECIALIZED CARRIERS, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

TRISM SPECIAL SERVICES, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

TRISM LOGISTICS, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

TRISM EQUIPMENT, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

GUARANTORS:

AERO BODY AND TRUCK EQUIPMENT, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

E.L. POWELL & SONS TRUCKING, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

TRISM TRANSPORT, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

TRISM TRANSPORT SERVICES, INC.

By:____________________________________
Name: Ralph Nelson
Title: Senior Vice President and General Counsel

LENDERS:

FLEET CAPITAL CORPORATION

By:________________________________
Name:______________________________
Title:_______________________________

THE CIT GROUP/BUSINESS CREDIT, INC.

By:________________________________
Name:_____________________________
Title:______________________________

AGENT:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:________________________________
Name:______________________________
Title:________________________________